EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Pavilion Energy Resources Inc., (the "Company") on Form 10-K for the fiscal year ended June 30, 2011 as filed with the Securities and Exchange Commission on the date hereof ("Report"), we, the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

PAVILION ENERGY RESOURCES INC.

Dated:	August 18th, 2011	By:	/s/	Peter J. Sterling
			Name:	Peter J. Sterling
			Title:	Chief Executive Officer
(Principal Executive Officer)

Dated:	August 18th, 2011	By:	/s/	Peter J. Sterling
			Name:	Peter J. Sterling
			Title:	Executive Vice President and Chief Financial Officer
(Principal Financial Officer)